EXHIBIT 99.4

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE2

--------------------------------------------------------------------------------------------------------
                                               Forward
--------------------------------------------------------------------------------------------------------
Per          Date               Coll_Bal           XS_Interest        1mLIBOR     6mLIBOR        XS as %
--------------------------------------------------------------------------------------------------------
         1    6/25/2005         863,821,138.22     1,747,033.46       3.0300      3.3800          2.43% *Prefund
         2    7/25/2005         845,881,868.16     1,947,649.45       3.0962      3.4766          2.76% *Prefund
         3    8/25/2005         827,009,882.38     1,994,464.49       3.2697      3.6016          2.89% *Prefund
         4    9/25/2005         807,222,392.32     2,137,523.40       3.4216      3.6999          3.18%
         5   10/25/2005         786,536,343.34     2,069,431.47       3.5641      3.7884          3.16%
         6   11/25/2005         766,294,968.99     1,895,207.37       3.6230      3.8591          2.97%
         7   12/25/2005         746,485,687.31     1,858,240.73       3.7321      3.9214          2.99%
         8    1/25/2006         727,096,657.15     1,663,924.15       3.8363      3.9764          2.75%
         9    2/25/2006         708,116,761.40     1,608,748.70       3.8531      4.0242          2.73%
        10    3/25/2006         689,535,628.62     1,756,295.49       3.9385      4.0680          3.06%
        11    4/25/2006         671,343,789.09     1,441,865.89       3.9963      4.1068          2.58%
        12    5/25/2006         653,532,485.49     1,483,448.94       3.9884      4.1431          2.72%
        13    6/25/2006         636,095,380.59     1,331,608.65       4.0544      4.1802          2.51%
        14    7/25/2006         619,028,104.59     1,337,562.93       4.1150      4.2142          2.59%
        15    8/25/2006         602,400,380.34     1,228,999.55       4.1093      4.2445          2.45%
        16    9/25/2006         586,205,604.84     1,168,266.75       4.1615      4.2753          2.39%
        17   10/25/2006         570,438,295.78     1,182,268.74       4.2118      4.3045          2.49%
        18   11/25/2006         555,092,715.10     1,081,214.69       4.2083      4.3285          2.34%
        19   12/25/2006         540,159,298.01     1,097,942.70       4.2542      4.3490          2.44%
        20    1/25/2007         525,626,980.06     1,044,024.38       4.2958      4.3665          2.38%

        21    2/25/2007         511,459,412.01     1,016,408.61       4.2908      4.3822          2.38%
        22    3/25/2007         497,672,884.45     1,609,908.21       4.3314      4.3948          3.88%
        23    4/25/2007         484,318,658.59     1,542,249.92       4.3630      4.4055          3.82%
        24    5/25/2007         471,324,706.33     1,619,666.44       4.3279      4.4152          4.12%
        25    6/25/2007         458,681,096.78     1,544,784.21       4.3574      4.4269          4.04%
        26    7/25/2007         446,380,406.01     1,587,286.49       4.3856      4.4380          4.27%
        27    8/25/2007         434,413,996.99     1,493,327.29       4.3654      4.4475          4.13%
        28    9/25/2007         422,767,745.17     1,587,222.48       4.3927      4.4608          4.51%
        29   10/25/2007         411,450,099.53     1,652,707.49       4.4158      4.4735          4.82%
        30   11/25/2007         400,436,409.18     1,577,092.47       4.3974      4.4841          4.73%
        31   12/25/2007         389,718,692.24     1,594,895.03       4.4218      4.4955          4.91%
        32    1/25/2008         379,286,537.83     1,504,222.24       4.4434      4.5056          4.76%
        33    2/25/2008         369,134,446.82     1,463,468.60       4.4431      4.5154          4.76%
        34    3/25/2008         359,253,787.67     1,549,173.14       4.4667      4.5244          5.17%
        35    4/25/2008         349,641,186.76     1,425,655.63       4.4826      4.5329          4.89%
        36    5/25/2008         340,285,401.69     1,440,021.05       4.4634      4.5417          5.08%
        37    6/25/2008         331,179,300.63     4,862,126.48       4.4825      4.5527         17.62%
        38    7/25/2008         322,316,823.88     1,629,508.31       4.4996      4.5640          6.07%
        39    8/25/2008         313,691,113.93     1,548,616.43       4.4967      4.5747          5.92%
        40    9/25/2008         305,295,788.14     1,523,432.44       4.5159      4.5887          5.99%
        41   10/25/2008         297,126,718.66     1,524,258.90       4.5313      4.6025          6.16%
        42   11/25/2008         289,175,949.27     1,446,361.79       4.5296      4.6140          6.00%
        43   12/25/2008         281,437,555.85     1,444,615.91       4.5478      4.6250          6.16%
        44    1/25/2009         273,906,042.35     1,366,125.02       4.5648      4.6352          5.99%
        45    2/25/2009         266,575,711.54     1,326,322.97       4.5777      4.6451          5.97%
        46    3/25/2009         259,441,058.33     1,402,973.44       4.5961      4.6399          6.49%
        47    4/25/2009         252,497,735.39     1,260,322.14       4.6061      4.6316          5.99%
        48    5/25/2009         245,739,812.60     1,262,799.41       4.5931      4.6249          6.17%
        49    6/25/2009         239,162,307.11     1,192,621.97       4.6082      4.6217          5.98%
        50    7/25/2009         232,760,354.54     1,189,484.95       4.6216      4.6240          6.13%
        51    8/25/2009         226,529,254.96     1,139,781.60       4.5475      4.6272          6.04%
        52    9/25/2009         220,464,470.25     1,109,160.89       4.5485      4.6463          6.04%
        53   10/25/2009         214,561,641.82     1,107,243.63       4.5612      4.6677          6.19%
        54   11/25/2009         208,816,403.29     1,046,673.09       4.5755      4.6875          6.01%
        55   12/25/2009         203,224,556.25     1,039,505.73       4.6194      4.7087          6.14%
        56    1/25/2010         197,782,018.13       981,103.24       4.6436      4.7210          5.95%
        57    2/25/2010         192,484,906.50       952,276.69       4.6584      4.7309          5.94%
        58    3/25/2010         187,327,908.70     1,012,077.66       4.6728      4.7400          6.48%
        59    4/25/2010         182,307,276.54       909,337.92       4.6855      4.7494          5.99%
        60    5/25/2010         177,405,281.22       908,522.25       4.6977      4.7592          6.15%
        61    6/25/2010         172,633,358.01       861,019.48       4.6925      4.7686          5.99%
        62    7/25/2010         167,988,077.86       860,782.04       4.7002      4.7844          6.15%
        63    8/25/2010         163,467,231.30       812,771.96       4.7129      4.8014          5.97%
        64    9/25/2010         159,067,421.82       795,024.09       4.7264      4.8192          6.00%
        65   10/25/2010         154,786,224.79       795,623.88       4.7399      4.8371          6.17%
        66   11/25/2010         150,619,907.19       751,483.99       4.7548      4.8533          5.99%
        67   12/25/2010         146,565,205.31       749,088.55       4.7838      4.8707          6.13%
        68    1/25/2011         142,619,136.91       707,039.22       4.8019      4.8814          5.95%
        69    2/25/2011         138,778,821.81       686,164.71       4.8163      4.8907          5.93%
        70    3/25/2011         135,041,323.11       614,542.40       4.8305      4.8992          5.46%
        71    4/25/2011         131,404,487.67       539,759.48       4.8428      4.9079          4.93%
        72    5/25/2011         127,865,201.85       543,363.71       4.8547      4.9173          5.10%
        73    6/25/2011         124,420,715.71       512,452.97       4.8477      4.9256          4.94%
        74    7/25/2011         121,068,488.56       516,355.76       4.8548      4.9359          5.12%
        75    8/25/2011         117,806,071.14       484,956.07       4.8673      4.9461          4.94%
        76    9/25/2011         114,631,010.53       473,947.58       4.8807      4.9568          4.96%

        77   10/25/2011         111,541,331.50       477,650.82       4.8939      4.9673          5.14%
        78   11/25/2011         108,534,520.49       449,068.50       4.9052      4.9767          4.97%
        79   12/25/2011         105,608,262.98       452,926.20       4.9072      4.9869          5.15%
        80    1/25/2012         102,760,407.07       426,194.31       4.9161      4.9935          4.98%
        81    2/25/2012          99,988,870.38       414,326.65       4.9290      4.9995          4.97%
        82    3/25/2012          97,291,564.89       432,701.09       4.9419      5.0048          5.34%
        83    4/25/2012          94,666,766.86       394,153.06       4.9535      5.0103          5.00%
        84    5/25/2012          92,112,358.19       396,905.31       4.9630      5.0163          5.17%
        85    6/25/2012          89,626,393.56       375,299.81       4.9470      5.0216          5.02%
        86    7/25/2012          87,207,041.47       378,298.36       4.9503      5.0321          5.21%
        87    8/25/2012          84,852,533.07       332,517.04       4.9614      5.0434          4.70%
        88    9/25/2012          82,561,107.86       325,232.98       4.9734      5.0553          4.73%
        89   10/25/2012          80,331,317.91       329,155.04       4.9853      5.0672          4.92%
        90   11/25/2012          78,161,371.03       308,525.39       4.9964      5.0773          4.74%
        91   12/25/2012          76,049,598.01       311,906.55       5.0073      5.0888          4.92%
        92    1/25/2013          73,994,446.79       292,501.40       5.0183      5.0955          4.74%
        93    2/25/2013          71,994,414.79       284,547.94       5.0303      5.1014          4.74%
        94    3/25/2013          70,047,988.80       310,127.29       5.0421      5.1065          5.31%
        95    4/25/2013          68,153,945.32       271,283.83       5.0522      5.1118          4.78%
        96    5/25/2013          66,310,737.22       274,261.03       5.0614      5.1181          4.96%
        97    6/25/2013          64,516,955.69       258,541.88       5.0477      5.1237          4.81%
        98    7/25/2013          62,771,277.59       261,611.61       5.0513      5.1372          5.00%
        99    8/25/2013          61,072,427.47       245,523.81       5.0615      5.1521          4.82%
       100    9/25/2013          59,419,131.46       240,463.12       5.0728      5.1679          4.86%
       101   10/25/2013          57,810,389.88       243,355.86       5.0839      5.1837          5.05%
       102   11/25/2013          56,244,882.24       228,559.34       5.0967      5.1978          4.88%
       103   12/25/2013          54,721,387.41       230,179.10       5.1249      5.2129          5.05%
       104    1/25/2014          53,238,785.37       216,144.76       5.1410      5.2204          4.87%
       105    2/25/2014          51,795,992.97       210,431.99       5.1529      5.2262          4.88%
       106    3/25/2014          50,391,906.43       228,802.00       5.1645      5.2311          5.45%
       107    4/25/2014          49,025,685.19       201,192.11       5.1743      5.2364          4.92%
       108    5/25/2014          47,696,177.60       203,243.11       5.1833      5.2426          5.11%
       109    6/25/2014          46,402,356.72       191,995.50       5.1698      5.2477          4.97%
       110    7/25/2014          45,143,265.82       194,068.72       5.1733      5.2574          5.16%
       111    8/25/2014          43,917,982.22       182,587.67       5.1833      5.2676          4.99%
       112    9/25/2014          42,725,587.49       178,692.66       5.1944      5.2786          5.02%
       113   10/25/2014          41,565,329.29       180,556.63       5.2053      5.2894          5.21%
       114   11/25/2014          40,436,270.69       170,109.12       5.2155      5.2984          5.05%
       115   12/25/2014          39,337,584.48       171,697.44       5.2252      5.3080          5.24%
       116    1/25/2015          38,268,427.40       161,878.95       5.2351      5.3063          5.08%
       117    2/25/2015          37,228,012.39       157,809.84       5.2462      5.3015          5.09%
       118    3/25/2015          36,215,553.58       169,919.65       5.2570      5.2957          5.63%
       119    4/25/2015          35,230,331.82       150,334.84       5.2659      5.2899          5.12%
       120    5/25/2015          34,271,787.02       151,718.99       5.2693      5.2858          5.31%
       121    6/25/2015          33,338,993.04       144,632.45       5.2163      5.2803          5.21%
       122    7/25/2015          32,431,258.59       146,066.87       5.2061      5.2838          5.40%
       123    8/25/2015          31,547,913.38       137,998.34       5.2142      5.2893          5.25%
       124    9/25/2015          30,688,312.98       134,593.07       5.2237      5.2954          5.26%
       125   10/25/2015          29,851,822.41       135,537.08       5.2329      5.3013          5.45%
       126   11/25/2015          29,037,833.08       128,220.42       5.2399      5.3061          5.30%
       127   12/25/2015          28,245,739.23       129,358.10       5.2354      5.3124          5.50%
       128    1/25/2016          27,474,957.83       122,556.31       5.2397      5.3198          5.35%
       129    2/25/2016          26,724,922.72       119,618.42       5.2487      5.3286          5.37%
       130    3/25/2016          25,995,069.50       124,315.77       5.2577      5.3366          5.74%
       131    4/25/2016          25,284,930.76       114,577.80       5.2656      5.3451          5.44%
       132    5/25/2016          24,593,933.08       115,264.37       5.2748      5.3541          5.62%

       133    6/25/2016          23,921,544.74       109,398.73       5.2807      5.3623          5.49%
       134    7/25/2016          23,267,268.20       110,056.20       5.2891      5.3732          5.68%
       135    8/25/2016          22,630,623.27       104,459.78       5.2974      5.3837          5.54%
       136    9/25/2016          22,011,125.83       102,549.72       5.3066      5.3952          5.59%
       137   10/25/2016          21,408,406.22       103,219.49       5.3156      5.4064          5.79%
       138   11/25/2016          20,821,958.00        98,149.53       5.3250      5.4160          5.66%
       139   12/25/2016          20,251,321.01        98,523.19       5.3424      5.4261          5.84%
       140    1/25/2017          19,696,072.32        93,753.85       5.3534      5.4249          5.71%
       141    2/25/2017          19,155,801.39        91,666.40       5.3628      5.4208          5.74%
       142    3/25/2017          18,630,096.90        96,964.09       5.3719      5.4157          6.25%
       143    4/25/2017          18,118,596.08        87,842.77       5.3791      5.4107          5.82%
       144    5/25/2017          17,620,893.28        88,201.37       5.3821      5.4074          6.01%
       145    6/25/2017          17,136,616.18        84,685.71       5.3367      5.4028          5.93%
       146    7/25/2017          16,665,403.77        85,064.41       5.3281      5.4079          6.13%
       147    8/25/2017          16,206,906.52        81,247.31       5.3349      5.4148          6.02%
       148    9/25/2017          15,760,787.34        79,553.09       5.3432      5.4226          6.06%
       149   10/25/2017          15,326,722.94        79,743.56       5.3512      5.4301          6.24%
       150   11/25/2017          14,904,390.62        76,303.78       5.3583      5.4360          6.14%
       151   12/25/2017          14,493,471.44        76,458.64       5.3640      5.4432          6.33%
       152    1/25/2018          14,093,661.08        73,259.26       5.3707      5.4453          6.24%
       153    2/25/2018          13,704,663.36        71,759.02       5.3789      5.4466          6.28%
       154    3/25/2018          13,326,182.96        74,952.14       5.3868      5.4470          6.75%
       155    4/25/2018          12,957,962.42        69,058.37       5.3931      5.4477          6.40%
       156    5/25/2018          12,599,708.39        69,100.57       5.3983      5.4498          6.58%
       157    6/25/2018          12,251,148.88        66,577.27       5.3777      5.4509          6.52%
       158    7/25/2018          11,912,023.59        66,612.99       5.3767      5.4602          6.71%
       159    8/25/2018          11,582,081.07        64,089.29       5.3832      5.4708          6.64%
       160    9/25/2018          11,261,073.38        63,016.97       5.3909      5.4825          6.72%
       161   10/25/2018          10,948,791.65        63,008.48       5.3984      5.4939          6.91%
       162   11/25/2018          10,644,984.98        60,755.12       5.4073      5.5037          6.85%
       163   12/25/2018          10,349,416.24        60,598.16       5.4299      5.5144          7.03%
       164    1/25/2019          10,061,865.28        58,506.37       5.4415      5.5165          6.98%
       165    2/25/2019           9,782,118.26        57,452.02       5.4496      5.5168          7.05%
       166    3/25/2019           9,509,959.45        59,188.86       5.4573      5.5161          7.47%
       167    4/25/2019           9,245,210.31        55,591.97       5.4632      5.5157          7.22%
       168    5/25/2019           8,987,652.28        55,436.17       5.4678      5.5167          7.40%
       169    6/25/2019           8,737,087.53        53,828.73       5.4437      5.5157          7.39%
       170    7/25/2019           8,493,327.62        53,654.19       5.4414      5.5147          7.58%
       171    8/25/2019           8,256,189.75        52,064.75       5.4476      5.5129          7.57%
       172    9/25/2019           8,025,496.47        51,190.02       5.4550      5.5117          7.65%
       173   10/25/2019           7,801,072.05        50,940.48       5.4620      5.5100          7.84%
       174   11/25/2019           7,582,749.85        49,552.98       5.4640      5.5072          7.84%
       175   12/25/2019           7,370,366.86        49,370.61       5.4366      5.5051          8.04%
       176    1/25/2020           7,163,801.45        48,109.60       5.4322      5.4966          8.06%
       177    2/25/2020           6,962,880.45        47,365.05       5.4387      5.4867          8.16%
       178    3/25/2020           6,409,051.60        46,212.69       5.4452      5.4759          8.65%
       179    4/25/2020           6,227,503.85        44,797.40       5.4504      5.4651          8.63%
       180    5/25/2020           6,028,988.09        44,368.02       5.4489      5.4556          8.83%
       181    6/25/2020           5,835,874.44        43,454.97       5.3882      5.4449          8.94%
       182    7/25/2020           5,648,018.31        42,997.58       5.3732      5.4407          9.14%
       183    8/25/2020           5,487,997.74        42,180.03       5.3774      5.4374          9.22%
       184    9/25/2020           5,332,379.89        41,514.86       5.3831      5.4349          9.34%
       185   10/25/2020           5,181,025.62        41,076.39       5.3884      5.4319          9.51%
       186   11/25/2020           5,033,834.01        40,388.51       5.3890      5.4275          9.63%
       187   12/25/2020           4,890,696.74        39,971.34       5.3613      5.4244          9.81%
       188    1/25/2021           4,751,504.24        39,361.58       5.3558      5.4179          9.94%

       189    2/25/2021           4,616,149.00        38,863.61       5.3607      5.4110         10.10%
       190    3/25/2021           4,484,528.35        38,407.90       5.3656      5.4033         10.28%
       191    4/25/2021           4,356,527.68       124,885.10       5.3689      5.3957         34.40%
       192    5/25/2021           4,232,056.90       157,959.93       5.3686      5.3899         44.79%
       193    6/25/2021           4,111,024.16       153,542.82       5.3250      5.3831         44.82%
       194    7/25/2021           3,993,335.96       149,246.58       5.3144      5.3863         44.85%
       195    8/25/2021           3,878,901.39       145,073.02       5.3176      5.3915         44.88%
       196    9/25/2021           3,767,633.80       141,007.54       5.3221      5.3977         44.91%
       197   10/25/2021           3,659,445.10       137,062.61       5.3263      5.4035         44.95%
       198   11/25/2021           3,554,254.65       133,224.68       5.3309      5.4079         44.98%
       199   12/25/2021           3,451,980.51       129,493.20       5.3416      5.4134         45.02%
       200    1/25/2022           3,352,543.74       125,864.36       5.3472      5.4125         45.05%
       201    2/25/2022           3,255,867.27       122,331.48       5.3519      5.4104         45.09%
       202    3/25/2022           3,161,874.69       118,904.34       5.3562      5.4074         45.13%
       203    4/25/2022           3,070,495.92       115,562.76       5.3589      5.4048         45.16%
       204    5/25/2022           2,981,656.78       112,312.05       5.3608      5.4036         45.20%
       205    6/25/2022           2,895,287.82       109,149.88       5.3377      5.4014         45.24%
       206    7/25/2022           2,811,321.48       106,075.05       5.3335      5.4077         45.28%
       207    8/25/2022           2,729,692.44       103,085.25       5.3366      5.4154         45.32%
       208    9/25/2022           2,650,337.19       100,190.33       5.3408      5.4241         45.36%
       209   10/25/2022           2,573,198.17        97,369.75       5.3448      5.4325         45.41%
       210   11/25/2022           2,498,212.97        94,622.12       5.3505      5.4395         45.45%
       211   12/25/2022           2,425,321.03        91,950.80       5.3721      5.4473         45.50%
       212    1/25/2023           2,354,465.45        89,353.40       5.3810      5.4477         45.54%
       213    2/25/2023           2,285,590.78        86,823.86       5.3857      5.4466         45.58%
       214    3/25/2023           2,218,641.51        84,376.79       5.3898      5.4446         45.64%
       215    4/25/2023           2,153,569.70        81,986.64       5.3924      5.4429         45.68%
       216    5/25/2023           2,090,320.03        79,660.29       5.3947      5.4426         45.73%
       217    6/25/2023           2,028,841.89        77,397.49       5.3758      5.4409         45.78%
       218    7/25/2023           1,969,086.61        75,197.13       5.3729      5.4430         45.83%
       219    8/25/2023           1,911,007.06        73,057.84       5.3760      5.4452         45.88%
       220    9/25/2023           1,854,557.54        70,979.48       5.3801      5.4482         45.93%
       221   10/25/2023           1,799,694.12        68,958.13       5.3839      5.4509         45.98%
       222   11/25/2023           1,746,373.20        66,991.70       5.3866      5.4527         46.03%
       223   12/25/2023           1,694,552.15        65,079.86       5.3861      5.4555         46.09%
       224    1/25/2024           1,644,189.93        63,220.99       5.3879      5.4560         46.14%
       225    2/25/2024           1,595,246.60        61,412.75       5.3920      5.4567         46.20%
       226    3/25/2024           1,547,682.91        59,658.16       5.3957      5.4567         46.26%
       227    4/25/2024           1,501,462.43        57,949.48       5.3985      5.4569         46.31%
       228    5/25/2024           1,456,547.17        56,287.47       5.4012      5.4580         46.37%
       229    6/25/2024           1,412,901.02        54,671.41       5.3907      5.4579         46.43%
       230    7/25/2024           1,370,489.07        53,100.25       5.3904      5.4592         46.49%
       231    8/25/2024           1,329,277.44        51,572.51       5.3934      5.4598         46.56%
       232    9/25/2024           1,289,233.05        50,087.72       5.3973      5.4612         46.62%
       233   10/25/2024           1,250,325.49        48,643.29       5.4008      5.4623         46.69%
       234   11/25/2024           1,212,523.07        47,229.06       5.4026      5.4619         46.74%
       235   12/25/2024           1,175,804.60        45,864.79       5.3962      5.4619         46.81%
       236    1/25/2025           1,140,129.67        44,502.46       5.3961      5.4513         46.84%
       237    2/25/2025           1,105,504.88        43,208.86       5.3998      5.4378         46.90%
       238    3/25/2025           1,071,871.17        41,844.41       5.4032      5.4235         46.85%
       239    4/25/2025           1,039,292.81        40,624.82       5.4050      5.4092         46.91%
       240    5/25/2025           1,007,642.18        39,435.29       5.4007      5.3971         46.96%
       241    6/25/2025             976,902.62        38,278.72       5.3353      5.3832         47.02%
       242    7/25/2025             947,048.72        37,154.13       5.3168      5.3774         47.08%
       243    8/25/2025             918,055.74        36,072.73       5.3182      5.3731         47.15%
       244    9/25/2025             889,891.78        35,009.05       5.3211      5.3695         47.21%

       245   10/25/2025             862,528.34        33,983.98       5.3236      5.3655         47.28%
       246   11/25/2025             835,947.46        32,990.26       5.3223      5.3602         47.36%
       247   12/25/2025             810,128.73        32,024.58       5.2991      5.3558         47.44%
       248    1/25/2026             785,051.16        31,085.67       5.2931      5.3456         47.52%
       249    2/25/2026             760,694.05        30,173.94       5.2955      5.3341         47.60%
       250    3/25/2026             737,037.86        29,278.80       5.2977      5.3219         47.67%
       251    4/25/2026             714,058.96        28,414.01       5.2985      5.3096         47.75%
       252    5/25/2026             691,741.14        27,576.02       5.2947      5.2995         47.84%
       253    6/25/2026             670,067.30        26,761.48       5.2407      5.2880         47.93%
       254    7/25/2026             649,019.48        25,969.69       5.2252      5.2857         48.02%
       255    8/25/2026             628,580.21        25,201.53       5.2258      5.2853         48.11%
       256    9/25/2026             608,733.23        24,449.51       5.2277      5.2858         48.20%
       257   10/25/2026             589,459.38        23,722.88       5.2293      5.2858         48.29%
       258   11/25/2026             570,744.84        23,017.80       5.2297      5.2847         48.40%
       259   12/25/2026             552,574.54        22,332.80       5.2254      5.2843         48.50%
       260    1/25/2027             534,933.39        21,667.05       5.2247      5.2774         48.61%
       261    2/25/2027             517,806.56        21,020.29       5.2265      5.2692         48.71%
       262    3/25/2027             501,179.75        20,388.67       5.2281      5.2603         48.82%
       263    4/25/2027             485,037.41        19,776.58       5.2283      5.2514         48.93%
       264    5/25/2027             469,366.87        19,182.82       5.2257      5.2443         49.04%
       265    6/25/2027             454,155.45        18,605.81       5.1867      5.2356         49.16%
       266    7/25/2027             439,390.26        18,045.09       5.1756      5.2322         49.28%
       267    8/25/2027             425,058.74        17,500.95       5.1759      5.2294         49.41%
       268    9/25/2027             411,149.07        16,969.03       5.1773      5.2274         49.53%
       269   10/25/2027             397,647.72        16,454.57       5.1784      5.2249         49.66%
       270   11/25/2027             384,544.51        15,955.46       5.1772      5.2217         49.79%
       271   12/25/2027             371,828.62        15,470.65       5.1647      5.2197         49.93%
       272    1/25/2028             359,489.21        14,999.66       5.1610      5.2175         50.07%
       273    2/25/2028             347,515.65        14,542.29       5.1621      5.2160         50.22%
       274    3/25/2028             335,897.74        14,096.93       5.1631      5.2138         50.36%
       275    4/25/2028             324,624.86        13,665.03       5.1632      5.2120         50.51%
       276    5/25/2028             313,687.69        13,245.78       5.1635      5.2110         50.67%
       277    6/25/2028             303,076.91        12,838.56       5.1531      5.2092         50.83%
       278    7/25/2028             292,783.29        12,443.06       5.1508      5.2123         51.00%
       279    8/25/2028             282,797.89        12,058.97       5.1512      5.2158         51.17%
       280    9/25/2028             273,112.00        11,686.35       5.1524      5.2201         51.35%
       281   10/25/2028             263,717.37        11,324.32       5.1533      5.2242         51.53%
       282   11/25/2028             254,605.66        10,972.57       5.1554      5.2270         51.72%
       283   12/25/2028             245,768.73        10,631.01       5.1690      5.2305         51.91%
       284    1/25/2029             237,198.79        10,299.29       5.1734      5.2268         52.10%
       285    2/25/2029             228,888.25         9,977.06       5.1748      5.2216         52.31%
       286    3/25/2029             220,829.65         9,663.93       5.1758      5.2157         52.51%
       287    4/25/2029             213,015.70         9,359.85       5.1755      5.2099         52.73%
       288    5/25/2029             205,439.40         9,064.73       5.1742      5.2058         52.95%
       289    6/25/2029             198,094.07         8,778.14       5.1489      5.2007         53.18%
       290    7/25/2029             190,973.10         8,499.89       5.1419      5.2037         53.41%
       291    8/25/2029             184,070.06         8,229.88       5.1419      5.2082         53.65%
       292    9/25/2029             177,378.83         7,967.66       5.1430      5.2136         53.90%
       293   10/25/2029             170,893.27         7,713.29       5.1438      5.2187         54.16%
       294   11/25/2029             164,607.63         7,466.31       5.1464      5.2226         54.43%
       295   12/25/2029             158,516.13         7,226.59       5.1647      5.2271         54.71%
       296    1/25/2030             152,613.21         6,993.89       5.1704      5.2242         54.99%
       297    2/25/2030             146,893.45         6,767.92       5.1718      5.2198         55.29%
       298    3/25/2030             141,351.51         6,547.82       5.1727      5.2145         55.59%
       299    4/25/2030             135,983.09         6,331.98       5.1723      5.2095         55.88%
       300    5/25/2030             130,785.19         6,125.01       5.1713      5.2060         56.20%

       301    6/25/2030             125,750.48         5,924.13       5.1713      5.2060         56.53%
       302    7/25/2030             120,874.23         5,729.19       5.1713      5.2060         56.88%
       303    8/25/2030             116,151.86         5,540.55       5.1713      5.2060         57.24%
       304    9/25/2030             111,578.48         5,357.30       5.1713      5.2060         57.62%
       305   10/25/2030             107,149.63         5,179.66       5.1713      5.2060         58.01%
       306   11/25/2030             102,861.22         5,007.32       5.1713      5.2060         58.42%
       307   12/25/2030              98,709.21         4,840.11       5.1713      5.2060         58.84%
       308    1/25/2031              94,689.62         4,677.88       5.1713      5.2060         59.28%
       309    2/25/2031              90,798.58         4,520.50       5.1713      5.2060         59.74%
       310    3/25/2031              87,032.35         4,367.82       5.1713      5.2060         60.22%
       311    4/25/2031              83,387.28         4,219.71       5.1713      5.2060         60.72%
       312    5/25/2031              79,859.83         4,076.04       5.1713      5.2060         61.25%
       313    6/25/2031              76,446.54         3,936.69       5.1713      5.2060         61.80%
       314    7/25/2031              73,144.07         3,801.53       5.1713      5.2060         62.37%
       315    8/25/2031              69,949.16         3,670.45       5.1713      5.2060         62.97%
       316    9/25/2031              66,858.65         3,543.32       5.1713      5.2060         63.60%
       317   10/25/2031              63,869.46         3,420.04       5.1713      5.2060         64.26%
       318   11/25/2031              60,978.60         3,300.50       5.1713      5.2060         64.95%
       319   12/25/2031              58,183.17         3,184.58       5.1713      5.2060         65.68%
       320    1/25/2032              55,480.35         3,072.20       5.1713      5.2060         66.45%
       321    2/25/2032              52,867.38         2,963.23       5.1713      5.2060         67.26%
       322    3/25/2032              50,341.61         2,857.59       5.1713      5.2060         68.12%
       323    4/25/2032              47,900.44         2,755.19       5.1713      5.2060         69.02%
       324    5/25/2032              45,541.36         2,655.92       5.1713      5.2060         69.98%
       325    6/25/2032              43,261.90         2,559.70       5.1713      5.2060         71.00%
       326    7/25/2032              41,059.71         2,466.45       5.1713      5.2060         72.08%
       327    8/25/2032              38,932.46         2,376.07       5.1713      5.2060         73.24%
       328    9/25/2032              36,877.92         2,288.49       5.1713      5.2060         74.47%
       329   10/25/2032              34,893.89         2,203.62       5.1713      5.2060         75.78%
       330   11/25/2032              32,978.26         2,121.38       5.1713      5.2060         77.19%
       331   12/25/2032              31,128.96         2,041.70       5.1713      5.2060         78.71%
       332    1/25/2033              29,344.01         1,964.51       5.1713      5.2060         80.34%
       333    2/25/2033              27,621.44         1,889.73       5.1713      5.2060         82.10%
       334    3/25/2033              25,959.38         1,817.30       5.1713      5.2060         84.01%
       335    4/25/2033              24,355.98         1,747.14       5.1713      5.2060         86.08%
       336    5/25/2033              22,809.46         1,679.19       5.1713      5.2060         88.34%
       337    6/25/2033              21,318.10         1,613.39       5.1713      5.2060         90.82%
       338    7/25/2033              19,880.20         1,549.67       5.1713      5.2060         93.54%
       339    8/25/2033              18,494.13         1,487.97       5.1713      5.2060         96.55%
       340    9/25/2033              17,158.30         1,428.24       5.1713      5.2060         99.89%
       341   10/25/2033              15,871.18         1,370.41       5.1713      5.2060        103.61%
       342   11/25/2033              14,631.25         1,314.43       5.1713      5.2060        107.80%
       343   12/25/2033              13,437.08         1,260.25       5.1713      5.2060        112.55%
       344    1/25/2034              12,287.23         1,207.82       5.1713      5.2060        117.96%
       345    2/25/2034              11,180.34         1,157.07       5.1713      5.2060        124.19%
       346    3/25/2034              10,115.08         1,107.97       5.1713      5.2060        131.44%
       347    4/25/2034               9,090.14         1,060.47       5.1713      5.2060        139.99%
       348    5/25/2034               8,104.27         1,014.51       5.1713      5.2060        150.22%
       349    6/25/2034               7,156.26           970.06       5.1713      5.2060        162.66%
       350    7/25/2034               6,244.90           927.06       5.1713      5.2060        178.14%
       351    8/25/2034               5,369.06           885.48       5.1713      5.2060        197.91%
       352    9/25/2034               4,527.61           845.27       5.1713      5.2060        224.03%
       353   10/25/2034               3,719.46           805.80       5.1713      5.2060        259.97%
       354   11/25/2034               2,944.15           768.02       5.1713      5.2060        313.04%
       355   12/25/2034               2,200.27           727.81       5.1713      5.2060        396.94%
       356    1/25/2035               1,490.50           649.52       5.1713      5.2060        522.93%

       357    2/25/2035                 853.21           571.97       5.1713      5.2060        804.45%
       358    3/25/2035                 288.29           182.63       5.1713      5.2060        760.19%
       359    4/25/2035                 108.06            74.24       5.1713      5.2060        824.43%
       360    5/25/2035                   34.7            34.21       5.1713      5.2060       1183.05%
       361    6/25/2035                   0.77             0.66       5.1713      5.2060       1028.57%
       362    7/25/2035                   0.11             0.11       5.1713      5.2060       1200.00%
Total